SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
Allspring Growth Balanced
Allspring Moderate Balanced Fund

ALLSPRING U.S. EQUITY FUNDS
Allspring C&B Mid Cap Value Fund
Allspring Small Cap Fund
(each a “Fund”, together the “Funds”)

At a meeting held on November 13-15, 2023, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of each Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Mergers”). The Mergers were proposed by Allspring Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Allspring C&B Mid Cap Value Fund	Allspring Special Mid Cap Value Fund
Allspring Growth Balanced Fund	Allspring Asset Allocation Fund
Allspring Moderate Balanced Fund	Allspring Spectrum Moderate Growth Fund
Allspring Small Cap Fund	Allspring Small Company Value Fund

The Mergers are contingent on a number of conditions. The Mergers are each intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Mergers.

The Mergers, if all conditions to closing are satisfied, are expected to occur in February 2024. Prior to the Mergers, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of the Mergers and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in January 2024.

November 17, 2023	XXXX